                                                                     Exhibit 3.2



                          AMENDED AND RESTATED BY-LAWS

                                       of

                       HARBORSIDE HEALTHCARE CORPORATION

                            (A Delaware Corporation)

                            ________________________


                                   ARTICLE 1

                                  DEFINITIONS
                                  -----------

       As used in these By-laws, unless the context otherwise requires, the term:
       1.1  "Assistant Secretary" means an Assistant Secretary of the
Corporation.
       1.2  "Assistant Treasurer" means an Assistant Treasurer of the
Corporation.
       1.3  "Audit Committee" means the Audit Committee of the Board.
       1.4  "Board" means the Board of Directors of the Corporation.
       1.5 "Business Day" means any day which is not a Saturday, a Sunday or a day on which banks are authorized to close in the City of Boston.
       1.6 "By-laws" means the by-laws of the Corporation, as amended from time to time.
       1.7 "Certificate of Incorporation" means the amended and restated certificate of incorporation of the Corporation, as amended, supplemented or restated from time to time.
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                                                                               2


       1.8 "Chairman" means the Chairman of the Board of Directors of the Corporation.
       1.9 "Chief Financial Officer" means the Chief Financial Officer of the Corporation.
       1.10 "Corporation" means Harborside Healthcare Corporation.
       1.11 "Directors" means directors of the Corporation.
       1.12 "Entire Board" means all directors of the Corporation in office, whether or not present at a meeting of the Board, but disregarding vacancies.
       1.13 "Executive Committee" means the Executive Committee of the Board.
       1.14 "General Corporation Law" means the General Corporation Law of the State of Delaware, as amended from time to time.
       1.15 "Office of the Corporation" means the executive office of the Corporation, anything in Section 131 of the General Corporation Law to the contrary notwithstanding.
       1.16 "President" means the President of the Corporation.
       1.17 "Secretary" means the Secretary of the Corporation.
       1.18 "Stockholders" means stockholders of the Corporation.
       1.19 "Treasurer" means the Treasurer of the Corporation.
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                                                                               3

       1.20  "Vice President" means a Vice President of the Corporation.

                                   ARTICLE 2
                                  STOCKHOLDERS
                                  ------------

       2.1  Place of Meetings.  Every meeting of stockholders shall be held at
            -----------------
the office of the Corporation or at such other place within or without the State of Delaware as shall be specified or fixed in the notice of such meeting or in the waiver of notice thereof.

       2.2  Annual Meeting.  A meeting of stockholders shall be held annually
            --------------
for the election of Directors and the transaction of other business at such hour and on such business day in each year as may be determined by resolution adopted by affirmative vote of a majority vote of the Entire Board and designated in the notice of meeting.

       2.3  Deferred Meeting for Election of Directors, Etc.  If the annual
            ------------------------------------------------
meeting of stockholders for the election of Directors and the transaction of other business is not held on the date designated therefor or at any adjournment of a meeting convened on such date, the Board by resolution adopted by affirmative vote of a majority vote of the Entire Board, shall call a meeting of stockholders for the election of Directors and the transaction of other business as soon thereafter as convenient.

       2.4  Special Meetings.  A special meeting of stockholders, unless
            ----------------
otherwise prescribed by statute, may be called at any time by the Board, the Chairman of the Board
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                                                                               4

or by the President. At any special meeting of stockholders, no business may be transacted other than (i) such business stated in the notice thereof given pursuant to Section 2.6 hereof or in any waiver of notice thereof given pursuant to Section 2.7 hereof (in a form prepared by the Secretary) or (ii) such business as is related to the purpose or purposes of such meeting and which is properly brought before the meeting by or at the direction of the Board.

       2.5  Fixing Record Date.  For the purpose of (a) determining the
            ------------------
Stockholders entitled (i) to notice of or to vote at any meeting of Stockholders or any adjournment thereof or (ii) to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of stock; or (b) any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date was adopted by the Board and which record date shall not be (x) in the case of clause (a)(i) above, more than sixty nor less than ten days before the date of such meeting and (y) in the case of clause (a)(ii) or (b) above, more than sixty days prior to such action. If no such record date is fixed:

          2.5.1 the record date for determining Stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and

          2.5.2 the record date for determining stockholders for any purpose other than those specified in Section 2.5.1 shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

       When a determination of Stockholders entitled to notice of or to vote at any meeting of Stockholders has been made as provided in this Section 2.5, such determination shall apply to any adjournment thereof unless the Board fixes a new record date for the adjourned meeting.

       2.6  Notice of Meetings of Stockholders.  Except as otherwise provided in
            ----------------------------------
Section 2.7 hereof, whenever under the provisions of any statute, the
Certificate of Incorporation or these By-laws, Stockholders are required or permitted to take any action at a meeting, written notice shall be given stating the place, date and hour of the meet ing and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by any statute, the Certificate of Incorporation or these By-laws, a copy of the notice of any meeting shall be given, personally or by mail, not less than ten nor more than sixty days before the date of the meeting, to each Stockholder entitled to notice of or to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, with postage prepaid, directed to the Stockholder at his or her address
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                                                                               6

as it appears on the records of the Corporation. An affi davit of the Secretary or an Assistant Secretary or of the transfer agent of the Corporation that the notice required by this Section 2.6 has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted at the meeting as originally called. If, however, the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at the meeting.

       2.7  Waivers of Notice.  Whenever the giving of any notice is required by
            -----------------
statute, the Certificate of Incorporation or these By-laws, a waiver thereof, in writing, signed by the Stockholder or Stockholders entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a Stockholder at a meeting shall constitute a waiver of notice of such meeting except when the Stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the trans action of any business on the ground that the meeting has not been lawfully called or convened.
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                                                                               7

       2.8  List of Stockholders.  The Secretary shall prepare and make, or
            --------------------
cause to be prepared and made, at least ten days before every meeting of Stockholders, a complete list of the Stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each Stockholder and the number of shares registered in the name of each Stockholder. Such list shall be open to the examination of any Stockholder, the Stockholder's agent or attorney, at the Stockholder's expense, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Stockholder who is present. The Corporation shall maintain the list of Stockholders in written form or in another form capable of conversion into written form within a reasonable time. The stock ledger shall be the only evidence as to who are the Stockholders entitled to examine the stock ledger, the list of Stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of Stockholders.

       2.9  Quorum of Stockholders; Adjournment.  Except as otherwise provided
            -----------------------------------
by any statute, the Certificate of Incorporation or these By-laws, the holders of a majority of all outstanding shares of stock entitled to vote at any meeting of Stockholders, present in person or represented by proxy, shall constitute a quorum for the transaction of any business at such meeting. When a quorum is once present to organize a meeting of Stockholders, it is not broken by the subsequent withdrawal of any Stockholders. The holders of a majority of the shares of stock present in person or repre sented by proxy at any meeting of Stockholders, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that
                                                        --------  -------
the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

       2.10 Voting; Proxies.  Unless otherwise provided in the Certificate of
            ---------------
Incorporation, every Stockholder of record shall be entitled at every meeting of Stockholders to one vote for each share of capital stock standing in his or her name on the record of Stockholders determined in accordance with Section 2.5 hereof. If the Certificate of Incorporation provides for more or less than one vote for any share on any matter, each reference in the By-laws or the General Corporation Law to a majority or other proportion of stock shall refer to such majority or other proportion of the votes of such stock.  The provisions of Sections 212 and 217 of the General Corporation Law shall apply in determining whether any shares of capital stock may be voted and the persons, if any, entitled to vote such shares; but the Corporation shall be protected in assuming that the persons in whose names shares of capital stock stand on the stock ledger of the Corporation are entitled to vote such shares. Holders of redeemable shares of stock are not entitled to vote after the notice of redemption is mailed to such holders and a sum sufficient to redeem the stocks has been deposited with a bank, trust company, or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares of stock. At any meeting of Stockholders (at which a quorum was present to organize the meeting), all matters which may be properly considered at such meeting, except as otherwise provided by statute or by the Certificate of Incorporation or by these By-laws, shall be decided by a majority of the votes cast at such meeting by the holders of shares present in person or represented by proxy and entitled to vote thereon, whether or not a quorum is present when the vote is taken. Directors may be elected either by written ballot or by voice vote. In voting on any other question on which a vote by ballot is required by law or is demanded by any Stockholder entitled to vote, the voting shall be by ballot.
Each ballot shall be signed by the Stockholder voting or the Stockholder's proxy and shall state the number of shares voted. On all other questions,
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                                                                              10

the voting may be by voice vote. Each Stockholder entitled to vote at a meeting of Stockholders may authorize another person or persons to act for such Stockholder by proxy. The validity and enforceability of any proxy shall be determined in accordance with Section 212 of the General Corporation Law. A Stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary.

       2.11 Voting Procedures and Inspectors of Election at Meetings of
            -----------------------------------------------------------
Stockholders.  The Corporation, in advance of any meeting of Stockholders, shall
- ------------
appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall (a) ascertain the number of shares outstanding and the voting power of each, (b) determine the shares represented at the meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (e) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. The date and time of the opening and the closing of the polls for each matter upon which the Stockholders will vote at a meeting shall be determined by the person presiding at the meeting and shall be announced at the meeting. No ballot, proxies or votes, or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by a Stockholder shall determine otherwise.

       2.12 Conduct of Meetings. (a)  At each meeting of Stockholders, the
            -------------------
President, or in the absence of the President, the Chairman, or if there is no Chairman or if there be one and the Chairman is absent, a Vice President, and in case more than one Vice President shall be present, that Vice President designated by the Board (or in the absence of any such designation, the most senior Vice President, based on seniority, present), shall act as chairman of the meeting. The Secretary, or in his or her absence one of the Assistant Secretaries, shall act as secretary of the meeting. In case none of the officers above designated to act as chairman or secretary of the meeting, respectively, shall be present, a chairman or a secretary of the meeting, as the case may be, shall be chosen by a majority of the votes cast at such meeting by the holders of shares of capital stock present in person or represented by proxy and entitled to vote at the meeting.
          (b) Only persons who are nominated in accordance with the following procedures shall be eligible for election as Directors. Nominations of persons for election to the Board may be made at an annual meeting or special meeting of Stockholders (i) by or at the direction of the Board, (ii) by any nominating committee or person appointed by the Board or (iii) by any Stockholder of the Corporation entitled to vote for the election of Directors at the meeting who complies with the provisions of the following paragraph (persons nominated in accordance with (iii) above are referred to herein as "Stockholder nominees").

       In addition to any other applicable requirements, all nominations of Stockholder nominees must be made by written notice given by or on behalf of a Stockholder of record of the Corporation (the "Notice of Nomination"). The Notice of Nomination must be delivered personally to, or mailed to, and received at the principal executive offices of the Corporation, addressed to the attention of the Secretary, not less than 60 days nor more than 90 days prior to the annual meeting or special meeting of stockholders, or in the event that less than 40 days' notice of the date of the annual meeting is given to stockholders, no later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting or special meeting was mailed. Such Notice of Nomination shall set forth (i) the name and record address of the Stockholder proposing to make nominations, (ii) the class and number of shares of capital stock held of record, held beneficially and represented by proxy held by such person as of the date of such Notice of Nomination, (iii) all information regarding each Stockholder nominee that would be required to be set forth in a definitive proxy statement filed with the Securities and Exchange Commission pursuant to Section 14 of the Exchange Act, or any successor statute thereto, and the written consent of each such Stockholder nominee to serve if elected, and (iv) all other information that would be required to be filed with the Securities and Exchange Commission if the person proposing such nominations were a participant in a solicitation subject to Section 14 of the Exchange Act or any successor statute thereto. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting, that any proposed nomination of a Stockholder nominee was not made in accordance with the foregoing procedures and, if he should so determine, he shall declare to the meeting and the defective nomination shall be discarded.
          (c) At any annual meeting of Stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting of Stockholders, (i) business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board,

(ii) otherwise properly brought before the meeting by or at the direction of the Board or (iii) otherwise properly brought before the meeting by a Stockholder in accordance with the terms of the following paragraph (business brought before the meeting in accordance with (iii) above is referred to as "Stockholder business").

       In addition to any other applicable requirements, all proposals of Stockholder business must be made by written notice given by or on behalf of a Stockholder of record of the Corporation (the "Notice of Business"). The Notice of Business must be delivered personally to, or mailed to, and received at the principal executive offices of the Corporation, addressed to the attention of the Secretary, not less than 60 days nor more than 90 days prior to the anniversary of the previous year's annual meeting of Stockholders. Such Notice of Business shall set forth (i) the name and record address of the Stockholder proposing such Stockholder business, (ii) the class and number of shares of capital stock held of record, held beneficially and represented by proxy held by such person as of the date of such Notice of Business, (iii) a brief description of the Stockholder business desired to be brought before the annual meeting and the reasons for conducting such Stockholder business at the annual meeting, (iv) any material interest of the Stockholder in such Stockholder business and (v) all other information that would be required to be filed with the Securities and Exchange Commission if the person proposing such Stockholder business were a participant in a solicitation subject to Section 14 of the Exchange Act. Notwithstanding anything in these By-laws to the contrary, no business shall be conducted at the annual meeting of Stockholders except in accordance with the procedures set forth in this Section 2.12(c), provided, however, that nothing in this Section 2.12(c)
                      --------  -------
shall be deemed to preclude discussion by any Stockholder of any business properly brought before the annual meeting in accordance with said procedure. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting, that business was not properly brought before the meeting in accordance with the foregoing procedures and, if he should so deter mine, he shall declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

       2.13 Order of Business.  The order of business at all meetings of
            -----------------
Stockholders shall be as determined by the chairman of the meeting, but the order of business to be followed at any meeting at which a quorum is present may be changed by a majority of the votes cast at such meeting by the holders of shares of capital stock present in person or represented by proxy and entitled to vote at the meeting.

       2.14 Action by Shareholders.  Notwithstanding the provisions of section
            ----------------------
228 of the General Corporation Law (or any successor statute), any action required or permitted by the General Corporation Law to be taken at any annual or special meeting of Stockholders of the Corporation may be taken only at such an annual or special meeting of

Stockholders and cannot be taken by written consent without a meeting.

                                   ARTICLE 3
                                   Directors
                                   ---------

       3.1  General Powers.  Except as otherwise provided in the Certificate of
            --------------
Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board. The Board may adopt such rules and regulations, not inconsistent with the Certificate of Incorporation or these By-laws or applicable laws, as it may deem proper for the conduct of its meetings and the management of the Corporation. In addition to the powers expressly con ferred by these By-laws, the Board may exercise all powers and perform all acts that are not required, by these By-laws or the Certificate of Incorporation or by statute, to be exercised and performed by the Stockholders.

       3.2  Number; Qualification; Term of Office.  The Board shall consist of
            -------------------------------------
not less than 3 or more than 15 members. The exact number of Directors within the minimum and maximum limitations specified in the preceding sentence shall be fixed from time to time by resolution adopted by a majority of the entire Board then in office, whether or not present at a meeting. Directors need not be stockholders. The Directors shall be divided into three classes, each such class to consist as nearly as practicable of one-third of the members of the Board, with the term of office of the first class to expire at the first annual meeting of

Stockholders of the Corporation next following the end of the Corporation's fiscal year ending December 31, 1996, the term of office of the second class to expire at the first annual meeting of Stockholders of the Corporation next following the end of the Corporation's fiscal year ending December 31, 1997 and the term of office of the third class to expire at the annual meeting of Stockholders of the Corporation next following the end of the Corporation's fiscal year ending December 31, 1998. At each annual meeting of Stockholders following such initial election as specified above, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of Stockholders after their election. Each director shall hold office until a successor is elected and qualified or until the Director's death, resignation or removal.

       3.3  Election.  Directors shall, except as otherwise required by statute
            --------
or by the Certificate of Incorporation, be elected by a plurality of the votes cast at a meeting of stockholders by the holders of shares present in person or represented by proxy at the meeting and entitled to vote in the election.

       3.4  Newly Created Directorships and Vacancies. Unless otherwise provided
            -----------------------------------------
in the Certificate of Incorporation, newly created Directorships resulting from any increase in the authorized number of Directors and vacancies occurring in the Board for any other reason, may be filled by the affirmative votes of a majority of the entire Board, although less than a quorum, or by a sole remaining Director, and Directors so chosen shall hold office for a term expiring at the annual meeting of Stockholders at which the term of the class to which they have been elected expires, or, in each case until their respective successors are duly elected and qualified, or until the respective Directors' earlier death, resignation or removal.

       3.5  Resignation.  Any Director may resign at any time by written notice
            -----------
to the Corporation. Such resignation shall take effect at the time therein specified, and, unless otherwise specified in such resignation, the acceptance of such resignation shall not be necessary to make it effective.

       3.6  Removal.  Any one or more or all of the Directors may be removed, at
            -------
any time, but only for cause by the Stockholders having at least a majority in voting power of the then issued and outstanding shares of capital stock of the Corporation.

       3.7  Compensation.  Each Director, in consideration of his or her service
            ------------
as such, shall be entitled to receive from the Corporation such amount per annum or such fees for attendance at Directors' meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable out-of-pocket expenses, if any, incurred by such Director in connection with the performance of his or her duties. Each Director who shall serve as a member of any committee of Directors in consideration of serving as such shall be entitled to such additional amount per annum or such fees for attendance at committee meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable out-of-pocket expenses, if any, incurred by such Director in the performance of his or her duties. Nothing contained in this Section 3.7 shall preclude any Director from serving the Corporation or its subsidiaries in any other capacity and receiving proper compensation therefor.

       3.8  Times and Places of Meetings.  The Board may hold meetings, both
            ----------------------------
regular and special, either within or without the State of Delaware. The times and places for holding meetings of the Board may be fixed from time to time by resolution of the Board or (unless contrary to a resolution of the Board) in the notice of the meeting.

       3.9  Annual Meetings.  On the day when and at the place where the annual
            ---------------
meeting of stockholders for the election of Directors is held, and as soon as practicable thereafter, the Board may hold its annual meeting, without notice of such meeting, for the purposes of organization, the election of officers and the transaction of other business. The annual meeting of the Board may be held at any other time and place specified in a notice given as provided in Section
3.11 hereof for special meetings of the Board or in a waiver of notice thereof.

       3.10  Regular Meetings.  Regular meetings of the Board may be held
             ----------------
without notice at such times and at such places as shall from time to time be determined by the Board.

       3.11 Special Meetings.  Special meetings of the Board may be called by
            ----------------
the Chairman, the President or the Secretary or by any two or more Directors then serving on at least one day's notice to each Director given by one of the means specified in Section 3.14 hereof other than by mail, or on at least three days' notice if given by mail. Special meetings shall be called by the Chairman, President or Secretary in like manner and on like notice on the written request of any two or more of the Directors then serving.

       3.12 Telephone Meetings.  Directors or members of any committee
            ------------------
designated by the Board may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.12 shall constitute presence in person at such meeting.

       3.13 Adjourned Meetings.  A majority of the Directors present at any
            ------------------
meeting of the Board, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. At least one day's notice of any adjourned meeting of the Board shall be given to each Director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.14 hereof other than by mail, or at least three days' notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

       3.14 Notice Procedure.  Subject to Sections 3.11 and 3.15 hereof,
            ----------------
whenever, under the provisions of any statute, the Certificate of Incorporation or these By-laws, notice is required to be given to any Director, such notice shall be deemed given effectively if given in person or by telephone, by mail addressed to such Director at such Director's address as it appears on the records of the Corporation, with postage thereon prepaid, or by telegram, telex, telecopy or similar means addressed as aforesaid.

       3.15 Waiver of Notice.  Whenever the giving of any notice is required by
            ----------------
statute, the Certificate of Incorporation or these By-laws, a waiver thereof, in writing, signed by the person or persons entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Directors or a committee of Directors need be specified in any written waiver of notice unless so required by statute, the Certificate of Incorporation or these By-laws.

       3.16 Organization.  At each meeting of the Board, the Chairman, or in the
            ------------
absence of the Chairman the President, or in the absence of the President a chairman chosen by a majority of the Directors present, shall preside. The Secretary shall act as secretary at each meeting of the Board. In case the Secretary shall be absent from any meeting of the Board, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all Assistant Secretaries, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

       3.17 Quorum of Directors.  The presence in person of a majority of the
            -------------------
entire Board shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board, but a majority of a smaller number may adjourn any such meeting to a later date.

       3.18 Action by Majority Vote. Except as otherwise expressly required by
            -----------------------
statute, the Certificate of Incorporation or these By-laws, the act of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board.

       3.19 Action Without Meeting.  Unless otherwise restricted by the
            ----------------------
Certificate of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all Directors or members of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

                                   ARTICLE 4
                            COMMITTEES OF THE BOARD
                            -----------------------

       4.1  Executive Committee.  The Board may, by resolution passed by a
            -------------------
majority of the Entire Board, designate two or more of their number to constitute an Executive Committee to hold office at the pleasure of the Board. The Executive Committee shall have reasonable access during normal working hours to all significant information (including all books and records) respecting the Corporation and its assets. Subject to the provisions of the General Corporation Law, the Executive Committee shall meet with members of the Corporation's senior management from time to time between meetings of the Board for the purpose of advice and consultation only and shall have no power or authority to exercise any powers of the Board.

       The membership of the Executive Committee may be changed at any time by a resolution of a majority of the Entire Board.

       Any person ceasing to be a Director shall ipso facto cease to be a member
                                                 ---- -----
of the Executive Committee.

       Any vacancy in the Executive Committee occurring from any cause whatsoever may be filled from among the Directors by a resolution of a majority of the Entire Board.

       4.2  Audit Committee.  The Board may, by resolution passed by a majority
            ---------------
of the Entire Board, designate two or more of their number to constitute an Audit Committee to hold office at the pleasure of the Board. The function of the Audit Committee shall be (a) to review the professional services and independence of the Corporation's independent auditors and the scope of the annual external audit as recommended by the independent auditors, (b) to ensure that the scope of the annual external audit is sufficiently comprehensive, (c) to review, in consultation with the independent auditors and the internal auditors, the plan and results of the annual external audit, the adequacy of the Corporation's internal control systems and the results of the Corporation's internal audits, (d) to review, with management and the independent auditors, the Corporation's annual financial statements, financial reporting practices and the results of each external audit and (e) to undertake reasonably related activities to those set forth in clauses (a) through (d) of this Section 4.2. The Audit Committee shall also have the authority to consider the qualification of the Corporation's independent auditors, to make recommendations to the Board as to their selection and retention and to review and resolve disputes between such independent auditors and management relating to the preparation of the annual financial statements.

       4.3  Other Committees.  In addition to the Executive Committee and the
            ----------------
Audit Committee, the Board may, by resolution passed by a vote of the Entire Board, designate one or more other committees of the Board, each committee to consist of one or more of the Directors of the Corporation. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present and not disqualified from voting (other than the Audit Committee and the Executive Committee), whether or not such member or members constitute a quorum, may, by a unanimous vote, appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board passed as aforesaid, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be impressed on all papers that may require it, but no such committee (except the Executive Committee) shall have the power or authority of the Board in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation under section 251 or section 252 of the General Corporation Law, recommending to the stockholders (a) the sale, lease or exchange of all or substantially all of the Corporation's property and assets, or (b) a dissolution of the Corporation or a revocation of a dissolution, or amending the By-laws of the Corporation; and, unless the resolution designating it expressly so provides, no such committee shall have the power and authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law. Unless otherwise specified in the resolution of the Board designating a committee, at all meetings of such committee a majority of the total number of members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article 3 of these By-laws.

       4.4  Committee Minutes.  The committees shall keep regular minutes of
            -----------------
their proceedings and report the same to the Board.

                                   ARTICLE 5
                                    OFFICERS
                                    --------

       5.1  Positions.  The officers of the Corporation shall be a President, a
            ---------
Secretary, a Treasurer or a Chief Financial Officer and such other officers as the Board may appoint, including a Chairman, one or more Vice Presidents and one or more Assistant Secretaries and Assistant Treasurers, who shall exercise such powers and perform such duties as shall be determined from time to time by the Board. The Board may designate one or more Vice Presidents as Executive Vice Presidents and may use descriptive words or phrases to designate the standing, seniority or areas of special competence of the Vice Presidents elected or appointed by it. Any number of offices may be held by the same person unless the Certificate of Incorporation or these By-laws otherwise provide.

       5.2  Appointment.  The officers of the Corporation shall be chosen by the
            -----------
Board at its annual meeting or at such other time or times as the Board shall determine.

       5.3  Compensation.  The compensation of all officers of the Corporation
            ------------
shall be fixed by the Board. No officer shall be prevented from receiving a salary or other compensation by reason of the fact that the officer is also a Director.

       5.4  Term of Office.  Each officer of the Corporation shall hold office
            --------------
for the term for which he or she is elected and until such officer's successor is chosen and qualifies or until such officer's earlier death, resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Such resignation shall take effect at the date of receipt of such notice or at such later time as is therein specified, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective. The resignation of an officer shall be without prejudice to the contract rights of the Corporation, if any. Any officer elected or appointed by the Board may be removed at any time, with or without cause, by vote of a majority of the entire Board. Any vacancy occurring in any office of the Corporation shall be filled by the Board. The removal of an officer without cause shall be without prejudice to the officer's contract rights, if any. The election or appointment of an officer shall not of itself create contract rights.

       5.5  Fidelity Bonds.  The Corporation may secure the fidelity of any or
            --------------
all of its officers or agents by bond or otherwise.

       5.6  Chairman.  The Chairman, if one shall have been appointed, shall
            --------
preside at all meetings of the Board and shall exercise such powers and perform such other duties as shall be determined from time to time by the Board.

       5.7  President.  The President shall be the Chief Executive Officer of
            ---------
the Corporation and shall have general supervision over the business of the Corporation, subject, however, to the control of the Board and of any duly authorized committee of Directors. The President shall preside at all meetings of the Stockholders and at all meetings of the Board at which the Chairman (if there be one) is not present. The President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments except in cases in which the signing and execution thereof shall be expressly delegated by the Board or by these By-laws to some other officer or agent of the Corpora-tion or shall be required by statute otherwise to be signed or executed and, in general, the President shall perform all duties incident to the office of President of a corporation and such other duties as may from time to time be assigned to the President by the Board.

       5.8  Vice Presidents.  At the request of the President, or, in the
            ---------------
President's absence, at the request of the Board, the Vice Presidents shall (in such order as may be designated by the Board or, in the absence of any such designation, in order of seniority based on age) perform all of the duties of the President and, in so performing, shall have all the powers of, and be subject to all restrictions upon, the President. Any Vice President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by the Board or by these By-laws to some other officer or agent of the Corporation, or shall be required by statute otherwise to be signed or executed, and each Vice President shall perform such other duties as from time to time may be assigned to such Vice President by the Board or by the President.

       5.9  Secretary.  The Secretary shall attend all meetings of the Board and
            ---------
of the Stockholders and shall record all the proceedings of the meetings of the Board and of the stockholders in a book to be kept for that purpose, and shall perform like duties for committees of the Board, when required. The Secretary shall give, or cause to be given, notice of all special meetings of the Board and of the stockholders and shall perform such other duties as may be prescribed by the Board or by the President, under whose supervision the Secretary shall be. The Secretary shall have custody of the corporate seal of the Corporation, and the Secretary, or an Assistant Secretary, shall have authority to impress the same on any instrument requiring it, and when so impressed the seal may be attested by the signature of the Secretary or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to impress the seal of the Corporation and to attest the same by such officer's signature. The Secretary or an Assistant Secretary may also attest all instruments signed by the President or any Vice President. The Secretary shall have charge of all the books, records and papers of the Corporation relating to its organization and management, shall see that the reports, statements and other documents required by statute are properly kept and filed and, in general, shall perform all duties incident to the office of Secretary of a corporation and such other duties as may from time to time be assigned to the Secretary by the Board or by the President.

       5.10 Treasurer or Chief Financial Officer.  The Treasurer or Chief
            ------------------------------------
Financial Officer shall have charge and custody of, and be responsible for, all funds, securities and notes of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any sources whatsoever; deposit all such moneys and valuable effects in the name and to the credit of the Corporation in such depositaries as may be designated by the Board; against proper vouchers, cause such funds to be disbursed by checks or drafts on the authorized depositaries of the Corporation signed in such manner as shall be determined by the Board and be responsible for the accuracy of the amounts of all moneys so disbursed; regularly enter or cause to be entered in books or other records maintained for the purpose full and adequate account of all moneys received or paid for the account of the Corporation; have the right to require from time to time reports or statements giving such information as the Treasurer or Chief Financial Officer may desire with respect to any and all financial transactions of the Corporation from the officers or agents transacting the same; render to the President or the Board, whenever the President or the Board shall require the Treasurer or Chief Financial Officer so to do, an account of the financial condition of the Corporation and of all financial transactions of the Corporation; exhibit at all reasonable times the records and books of account to any of the Directors upon application at the office of the Corporation where such records and books are kept; disburse the funds of the Corporation as ordered by the Board; and, in general, perform all duties incident to the office of Treasurer or Chief Financial Officer of a corporation and such other duties as may from time to time be assigned to the Treasurer or Chief Financial Officer by the Board or the President.

       5.11  Assistant Secretaries and Assistant Treasurers.  Assistant
             ----------------------------------------------
Secretaries and Assistant Treasurers shall perform such duties as shall be assigned to them by the Secretary or by the Treasurer or Chief Financial Officer, respectively, or by the Board or by the President.

                                   ARTICLE 6
                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.
                 ----------------------------------------------

       6.1  Execution of Contracts.  The Board, except as otherwise provided in
            ----------------------
these By-laws, may prospectively or retroactively authorize any officer or officers, employee or employees or agent or agents, in the name and on behalf of the Corporation, to enter into any contract or execute and deliver any instrument, and any such authority may be general or confined to specific instances, or otherwise limited.

       6.2  Loans.  The Board may prospectively or retroactively authorize the
            -----
President or any other officer, employee or agent of the Corporation to effect loans and advances at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual, and for such loans and advances the person so authorized may make, execute and deliver promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, and, when authorized by the Board so to do, may pledge and hypothecate or transfer any securities or other property of the Corporation as security for any such loans or advances. Such authority conferred by the Board may be general or confined to specific instances, or otherwise limited.

       6.3  Checks, Drafts, Etc.  All checks, drafts and other orders for the
            --------------------
payment of money out of the funds of the Corporation and all evidences of indebtedness of the Corporation shall be signed on behalf of the Corporation in such manner as shall from time to time be determined by resolution of the Board.

       6.4  Deposits.  The funds of the Corporation not otherwise employed shall
            --------
be deposited from time to time to the order of the Corporation with such banks, trust companies, investment banking firms, financial institutions or other depositaries as the Board may select or as may be selected by an officer, employee or agent of the Corporation to whom such power to select may from time to time be delegated by the Board.

                                   ARTICLE 7
                              STOCK AND DIVIDENDS
                              -------------------

       7.1  Certificates Representing Shares.  The shares of capital stock of
            --------------------------------
the Corporation shall be represented by certificates in such form (consistent with the provisions of Section 158 of the General Corporation Law) as shall be approved by the Board. Such certificates shall be signed by the Chairman, the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or Chief Financial Officer or an Assistant Treasurer, and may be impressed with the seal of the Corporation or a facsimile thereof. The signatures of the officers upon a certificate may be facsimiles, if the certificate is countersigned by a transfer agent or registrar other than the Corporation itself or its employee. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may, unless otherwise ordered by the Board, be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

       7.2  Transfer of Shares.  Transfers of shares of capital stock of the
            ------------------
Corporation shall be made only on the books of the Corporation by the holder thereof or by the holder's duly authorized attorney appointed by a power of attorney duly executed and filed with the Secretary or a transfer agent of the Corporation, and on surrender of the certificate or certificates representing such shares of capital stock properly endorsed for transfer and upon payment of all necessary transfer taxes. Every certificate exchanged, returned or surrendered to the Corporation shall be marked "Cancelled," with the date of cancellation, by the Secretary or an Assistant Secretary or the transfer agent of the Corporation. A person in whose name shares of capital stock shall stand on the books of the Corporation shall be deemed the owner thereof to receive dividends, to vote as such owner and for all other purposes as respects the Corporation. No transfer of shares of capital stock shall be valid as against the Corporation, its stockholders and creditors for any purpose, except to render the transferee liable for the debts of the Corporation to the extent provided by law, until such transfer shall have been entered on the books of the Corporation by an entry showing from and to whom transferred.

       7.3  Transfer and Registry Agents.  The Corporation may from time to time
            ----------------------------
maintain one or more transfer offices or agents and registry offices or agents at such place or places as may be determined from time to time by the Board.

       7.4  Lost, Destroyed, Stolen and Mutilated Certificates.  The holder of
            --------------------------------------------------
any shares of capital stock of the Corporation shall immediately notify the Corporation of any loss, destruction, theft or mutilation of the certificate representing such shares, and the Corporation may issue a new certificate to replace the certificate alleged to have been lost, destroyed, stolen or mutilated. The Board may, in its discretion, as a condition to the issue of any such new certificate, require the owner of the lost, destroyed, stolen or mutilated certificate, or his or her legal representatives, to make proof satisfactory to the Board of such loss, destruction, theft or mutilation and to advertise such fact in such manner as the Board may require, and to give the Corporation and its transfer agents and registrars, or such of them as the Board may require, a bond in such form, in such sums and with such surety or sureties as the Board may direct, to indemnify the Corporation and its transfer agents and registrars against any claim that may be made against any of them on account of the continued existence of any such certificate so alleged to have been lost, destroyed, stolen or mutilated and against any expense in connection with such claim.

       7.5  Rules and Regulations.  The Board may make such rules and
            ---------------------
regulations as it may deem expedient, not inconsistent with these By-laws or with the Certificate of Incorporation, concerning the issue, transfer and registration of certificates representing shares of its capital stock.

       7.6  Restriction on Transfer of Stock.  A written restriction on the
            --------------------------------
transfer or registration of transfer of capital stock of the Corporation, if permitted by Section 202 of the General Corporation Law and noted conspicuously on the certificate representing such capital stock, may be enforced against the holder of the restricted capital stock or any successor or transferee of the holder, including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder. Unless noted conspicuously on the certificate representing such capital stock, a restriction, even though permitted by Section 202 of the General Corporation Law, shall be ineffective except against a person with actual knowledge of the restriction. A restriction on the transfer or registration of transfer of capital stock of the Corporation may be imposed either by the Certificate of Incorporation or by an agreement among any number of stockholders or among such stockholders and the Corporation. No restriction so imposed shall be binding with respect to capital stock issued prior to the adoption of the restriction unless the holders of such capital stock are parties to an agreement or voted in favor of the restriction.

       7.7  Dividends, Surplus, Etc.  Subject to the provisions of the
            ------------------------
Certificate of Incorporation and of law, the Board:

          7.7.1 may declare and pay dividends or make other distributions on the outstanding shares of capital stock in such amounts and at such time or times as it, in its discretion, shall deem advisable giving due consideration to the condition of the affairs of the Corporation;

          7.7.2 may use and apply, in its discretion, any of the surplus of the Corporation in purchasing or acquiring any shares of capital stock of the Corporation, or purchase warrants therefor, in accordance with law, or any of its bonds, debentures, notes, scrip or other securities or evidences of indebtedness; and

          7.7.3 may set aside from time to time out of such surplus or net profits such sum or sums as, in its discretion, it may think proper, as a reserve fund to meet contingencies, or for equalizing dividends or for the purpose of maintaining or increasing the property or business of the Corporation, or for any purpose it may think conducive to the best interests of the Corporation.

                                   ARTICLE 8
                                INDEMNIFICATION
                                ---------------

       8.1  Indemnity Undertaking.  To the extent not prohibited by law, the
            ---------------------
Corporation shall indemnify any person who is or was made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (a "Proceeding"), whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a Director or officer of the Corporation, or is or was serving as a director, officer, employee or agent or in any other capacity at the request of the Corporation for any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Other Entity") while serving as a Director or officer of the Corporation, against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees and disbursements) actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. To the extent specified by the Board at any time and to the extent not prohibited by law, the Corporation may indemnify any person who is or was made, or threatened to be made, a party to any threatened, pending or completed Proceeding, whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person is or was an employee or agent of the Corporation, or is or was serving as a director, officer, employee or agent or in any other capacity at the request of the Corporation for any Other Entity, against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees and disbursements) actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

       8.2  Advancement of Expenses.  The Corporation shall, from time to time,
            -----------------------
reimburse or advance to any Director or officer or other person entitled to indemnification hereunder the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with any Proceeding, in advance of the final disposition of such Proceeding; provided, however, that, if required
                                          --------  -------
by the General Corporation Law, such expenses incurred by or on behalf of any Director or officer or other person may be paid in advance of the final disposition of a Proceeding only upon receipt by the Corporation of an undertaking, by or on behalf of such Director or officer (or other person indemnified hereunder), to repay any such amount so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such Director, officer or other person is not entitled to be indemnified for such expenses.

       8.3  Rights Not Exclusive.  The rights to indemnification and
            --------------------
reimbursement or advancement of expenses provided by, or granted pursuant to, this Article 8 shall not be deemed exclusive of any other rights to which a person seeking indemnification or reimbursement or advancement of expenses may have or hereafter be entitled under any statute, the Certificate of Incorporation, these By-laws, any agreement (including any policy of insurance purchased or provided by the Corporation under which directors, officers, employees and other agents of the Corporation are covered), any vote of stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

       8.4  Continuation of Benefits.  The rights to indemnification and
            ------------------------
reimbursement or advancement of expenses provided by, or granted pursuant to, this Article 8 shall continue as to a person who has ceased to be a Director or officer (or other person indemnified hereunder) and shall inure to the benefit of the executors, administrators, legatees and distributees of such person.

       8.5  Insurance.  The Corporation shall have power to purchase and
            ---------
maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of an Other Entity, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article 8, the Certificate of Incorporation or under section 145 of the General Corporation Law or any other provision of law.

       8.6  Binding Effect.  The provisions of this Article 8 shall be a
            --------------
contract between the Corporation, on the one hand, and each Director and officer who serves in such capacity at any time while this Article 8 is in effect and any other person entitled to indemnification hereunder, on the other hand, pursuant to which the Corporation and each such Director, officer or other person intend to be, and shall be legally bound. No repeal or modification of this Article 8 shall affect any rights or obligations with respect to any state of facts then or theretofore existing or thereafter arising or any proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

       8.7  Procedural Rights.  The rights to indemnification and reimbursement
            -----------------
or advancement of expenses provided by, or granted pursuant to, this Article 8 shall be enforceable by any person entitled to such indemnification or reimbursement or advancement of expenses in any court of competent jurisdiction. Neither the failure of the Corporation (including its Board, its independent legal counsel and its Stockholders) to have made a determination prior to the commencement of such action that such indemnification or reimbursement or advancement of expenses is proper in the circumstances nor an actual determination by the Corporation (including its Board, its independent legal counsel and its Stockholders) that such person is not entitled to such indemnification or reimbursement or advancement of expenses shall constitute a defense to the action or create a presumption that such person is not so entitled. Such a person shall also be indemnified for any expenses incurred in connection with successfully establishing his or her right to such indemnification or reimbursement or advancement of expenses, in whole or in part, in any such proceeding.

       8.8  Service Deemed at Corporation's Request.  Any Director or officer of
            ---------------------------------------
the Corporation serving in any capacity in (a) another corporation of which a majority of the shares entitled to vote in the election of its directors is held, directly or indirectly, by the Corporation or (b) any employee benefit plan of the Corporation or any corporation referred to in clause (a) shall be deemed to be doing so at the request of the Corporation.

       8.9  Election of Applicable Law.  Any person entitled to be indemnified
            --------------------------
or to reimbursement or advancement of expenses as a matter of right pursuant to this Article 8 may elect to have the right to indemnification or reimbursement or advancement of expenses interpreted on the basis of the applicable law in effect at the time of the occurrence of the event or events giving rise to the applicable Proceeding, to the extent permitted by law, or on the basis of the applicable law in effect at the time such indemnification or reimbursement or advancement of expenses is sought. Such election shall be made, by a notice in writing to the Corporation, at the time indemnification or reimbursement or advancement of expenses is sought; provided, however, that if no such notice is
                                   --------  -------
given, the right to indemnification or reimbursement or advancement of expenses shall be determined by the law in effect at the time indemnification or reimbursement or advancement of expenses is sought.

                                   ARTICLE 9
                               BOOKS AND RECORDS
                               -----------------

       9.1  Books and Records.  There shall be kept at the principal office of
            -----------------
the Corporation correct and complete records and books of account recording the financial transactions of the Corporation and minutes of the proceedings of the stockholders, the Board and any committee of the Board. The Corporation shall keep at its principal office, or at the office of the transfer agent or registrar of the Corporation, a record containing the names and addresses of all stockholders, the number and class of shares held by each and the dates when they respectively became the owners of record thereof.

       9.2  Form of Records.  Any records maintained by the Corporation in the
            ---------------
regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible written form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

       9.3  Inspection of Books and Records.  Except as otherwise provided by
            -------------------------------
law, the Board shall determine from time to time whether, and, if allowed, when and under what conditions and regulations, the accounts, books, minutes and other records of the Corporation, or any of them, shall be open to the stockholders for inspection.

                                   ARTICLE 10
                                      SEAL
                                      ----
       The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

                                   ARTICLE 11
                                  FISCAL YEAR
                                  -----------
       The fiscal year of the Corporation shall end on December 31 in each year, and may be changed by resolution of the Board.

                                   ARTICLE 12
                              PROXIES AND CONSENTS
                              --------------------

       Unless otherwise directed by the Board, the Chairman, the President, any Vice President, the Secretary or the Treasurer or Chief Financial Officer, or any one of them, may execute and deliver on behalf of the Corporation proxies respecting any and all shares or other ownership interests of any Other Entity owned by the Corporation. Any such officer may appoint such person or persons as the officer shall deem proper to (a) represent and vote the shares or other ownership interests so owned by the Corporation at any and all meetings of holders of shares or other ownership interests of such Other Entity, whether general or special, and (b) execute and deliver consents respecting such shares or other ownership interests. Any such officer may also attend any meeting of the holders of shares or other ownership interests of such Other Entity and thereat vote or exercise any or all other powers of the Corporation as the holder of such shares or other ownership interests.

                                   ARTICLE 13
                               EMERGENCY BY-LAWS
                               -----------------

       Unless the Certificate of Incorporation provides otherwise, the following provisions of this Article 13 shall be effective during an emergency, which is defined as when a quorum of the Corporation's Directors cannot be readily assembled because of some catastrophic event. During such emergency:

       13.1 Notice to Board Members.  Any one member of the Board or any one of
            -----------------------
the following officers: Chairman, President, any Vice President, Secretary, or Treasurer or Chief Financial Officer, may call a meeting of the Board. Notice of such meeting need be given only to those Directors whom it is practicable to reach, and may be given in any practical manner, including by publication and radio. Such notice shall be given at least six hours prior to commencement of the meeting.

       13.2 Temporary Directors and Quorum.  One or more officers of the
            ------------------------------
Corporation present at the emergency Board meeting, as is necessary to achieve a quorum, shall be considered to be Directors for the meeting, and shall so serve in order of rank, and within the same rank, in order of seniority. In the event that less than a quorum of the Directors are present (including any officers who are to serve as Directors for the meeting), those Directors present (including the officers serving as Directors) shall constitute a quorum.

       13.3 Actions Permitted To Be Taken.  The Board as constituted in Section
            -----------------------------
13.2, and after notice as set forth in Section 13.1 may:
       13.3.1  prescribe emergency powers to any officer of the Corporation;

       13.3.2 delegate to any officer or Director, any of the powers of the Board;

       13.3.3 designate lines of succession of officers and agents, in the event that any of them are unable to discharge their duties;

       13.3.4 relocate the principal place of business, or designate successive or simultaneous principal places of business; and

       13.3.5 take any other convenient, helpful or necessary action to carry on the business of the Corporation.

                                   ARTICLE 14
                                   AMENDMENTS
                                   ----------

       The Board may from time to time adopt, amend or repeal the By-laws;

provided, however, that any By-laws adopted or amended by the Board may be
- --------  -------
amended or repealed,
and any By-laws may be adopted, by a vote of the Stockholders having at least a majority in voting power of the then issued and outstanding shares of capital stock of the Corporation.